Business Combination (Tables)	6 Months Ended
Jun. 30, 2025
Business Combination [Abstract]
Schedule of Fair Value of the Non-Controlling Interests was Evaluated Based on Equity	Fair value of the non-controlling interests was evaluated based on the equity value of Bondly HK derived by the discounted cash flow method after considering a discount for lack of control:
Fair value of total consideration transferred:
Cash consideration	$8,000
Subtotal	$8,000

Recognized amounts of identifiable assets acquired and liability assumed:
Cash	$1,186
Current assets other than cash	634
Intangible asset – customer relationships	3,557
Other non-current assets	1,764
Current liabilities	(1,231)
Total identifiable net assets	$5,910
Fair value of non-controlling interests*	2,364
Goodwill	$4,454